THE ADVISORS' INNER CIRCLE FUND

                           CRA REALTY SHARES PORTFOLIO


                        SUPPLEMENT DATED DECEMBER 7, 1998
                    TO THE PROSPECTUS DATED FEBRUARY 27, 1998


         The Prospectus, dated February 27, 1998, for the CRA Realty Shares Portfolio (the "Portfolio") is hereby amended and supplemented as follows:

At the beginning of the section "THE ADVISER," the following paragraph replaces the first paragraph:

The Adviser, CRA Real Estate Securities, L.P. is a registered investment adviser and through its predecessors has been managing investments in real estate securities on behalf of institutional investors since 1984. CRA Real Estate Securities, L.P. is a wholly owned subsidiary of Nationale-Nederlanden Interfinance, B.V. and its subsidiaries (collectively, "ING"), a member of the ING Group. ING is a multinational, integrated financial services company based in the Netherlands. ING operates in more than 60 countries and has total assets of more than $450 million. As of June 30, 1998, the Adviser had approximately $1.4 billion in assets under management. The principal business address of the Adviser is Suite 205, 259 North Radnor-Chester Road, Radnor, Pennsylvania 19087.


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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE






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